UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 19, 2010

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	FPL GROUP, INC. 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

On March 19, 2010, FPL Group, Inc. (FPL Group) issued a press release announcing that it will ask shareholders at its annual meeting of shareholders, scheduled to be held on May 21, 2010, to approve a proposal to change its name to NextEra Energy, Inc.  A copy of the press release and other communications relating to the proposal are filed as exhibits to this report under Item 9.01.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99(a)	FPL Group, Inc. Press Release dated March 19, 2010

99(b)	Form of Letter to Employees of FPL Group Companies

99(c)	Form of Letter to Retirees of FPL Group Companies

99(d)	Form of Letter to NextEra Energy Resources, LLC Stakeholders

99(e)	Form of Letter to Investor/Analyst

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.
(Registrant)

Date:  March 19, 2010

CHRIS N. FROGGATT
Chris N. Froggatt
Vice President, Controller and Chief Accounting Officer